Exhibit 99.5

Redbox-Seaport Global Acquisition Announcement Employee FAQ

1.	Why are we going public through a SPAC transaction?
•	We view a SPAC transaction as an opportunity to get one giant step closer to accomplishing our goal of building a one stop shop that spans multiple entertainment windows and business models and provides incredible value to our customers.
•	Seaport Global Acquisition shares our confidence and vision for the future and wants to help us take our business to the next level.
•	With the additional support and resources we’ll gain through this process, Redbox will be better positioned to serve customers through our legacy DVD rental business, accelerate our digital transformation and capture a significant and growing market opportunity.

2.	What does this mean for employees?
•	Until the transaction closes, which we expect to occur in the third quarter of 2021, it is business as usual and we are counting on you to stay focused and keep up the great work.
•	Following the close of the transaction, we will again be a public company, which means Redbox and our team will be held to certain standards regarding what we disclose publicly.
•	We’re excited about the opportunities ahead – both for our company and our people. We expect our employees to benefit from opportunities for personal and professional growth in this next chapter.

3.	What are the benefits of becoming a public company? Will there be changes to our policies?
•	As a result of this SPAC transaction, Redbox will have additional capital to fund digital expansion, content acquisition and marketing initiatives.
•	Similar to how we operate today, one of the primary keys to success as a public company is execution against a business plan. So, the most important thing you can do now and as we prepare to enter this next chapter as a public company is stay focused on our customers and your responsibilities.
•	As it relates to our policies, as a public company, we’ll have to comply with relevant regulations, which may result in some changes – and we will share more information on that as we get closer to closing.

4.	Will there be changes to our existing benefits, 401K or PTO plan?
•	Benefits will remain the same for the balance of the year. Consistent with prior years, we will have an open enrollment period this November for 2022 benefits and will communicate benefits offerings and plan design changes (if any) at that time. Health and benefits programs are anticipated to be substantially similar to those currently offered for 2022.
•	The 401k will operate the same as it did prior to the transaction with no foreseeable changes to the plan.
•	There is no change to the PTO program or your earned PTO in relation to this transaction.

5.	Will employees receive equity in the new public company?
•	Please keep in mind that these are early days and we are still working through an equity policy. We will provide an update as we get closer to the close of this process.

6.	Can employees purchase stock in Seaport Global Acquisition?
•	No. Redbox employees should not participate in trading activity of any kind with respect to Seaport Global Acquisition’s stock.

7.	Will Apollo remain involved in Redbox?
•	Yes. As part of the transaction, all existing shareholders – including Apollo – will roll 100% of their equity in Redbox. Upon the transaction close, these existing shareholders will hold approximately 59% of Redbox’s outstanding common stock.

8.	Does this announcement change our strategy?
•	No. Our strategy remains the same: provide great entertainment choices at an affordable price.
•	In fact, with this transaction, we will have additional capital to accelerate our goals and achieve enhanced growth and scale.
•	We’re moving even closer to building a one stop shop that spans multiple entertainment windows and business models and provides incredible value to our customers.
•	And, importantly, this transaction underscores our unwavering commitment to value, convenience and simplicity.

9.	Will reporting structures or leadership team change?
•	Our reporting structures are not expected to change as a result of this transaction.
•	The current Redbox executive team is staying in place.

10.	Will this impact our corporate office locations?
•	This transaction won’t impact where our offices are located – OBT and Bellevue will continue to be our headquarters.

11.	When will the transaction be completed and what can employees expect between now and then?
•	We expect the transaction to be completed in the third quarter of 2021, subject to customary closing conditions.
•	Once completed, Redbox will become a publicly listed company and begin trading on the Nasdaq stock exchange under the ticker symbol “RDBX.”
•	In the meantime, it is business as usual. There is no impact on our operations and you should remain focused on your day-to-day responsibilities.
•	Rest assured we have a dedicated team working on the process of transitioning to a public company and are committed to keeping you updated on our progress.

12.	What should I do if a reporter or analyst reaches out to me for information about this announcement?
•	If you are contacted by reporters, analysts or other external parties about this transaction, please do not comment. Simply forward the inquiry to Jennifer St. Clair, Public Relations at jennifer.st.clair@redbox.com.

13.	Where can I go for more information?
•	We will be holding a town hall later today at 9:30 AM PST / 11:30 AM CST to review the announcement in more detail.
•	If you have additional questions following the meeting, please reach out to your manager.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, Seaport Global Acquisition intends to file preliminary and definitive proxy statements with the Securities and Exchange Commission (“SEC”). The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of Seaport Global Acquisition as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Stockholders of Seaport Global Acquisition and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Seaport Global Acquisition’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about Seaport Global Acquisition, Redbox and the proposed business combination. When available, the definitive proxy statement will be mailed to Seaport Global Acquisition’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov/ or by directing a request to: Seaport Global Acquisition Corp., 360 Madison Avenue, 20th Floor, New York, NY 10017, Attention: Secretary, telephone: (212) 616-7700. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

Seaport Global Acquisition, Redbox and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Seaport Global Acquisition’s stockholders in connection with the business combination. Seaport Global Acquisition’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Seaport Global Acquisition in Seaport Global Acquisition’s final prospectus filed with the SEC on December 1, 2020 in connection with Seaport Global Acquisition’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Seaport Global Acquisition’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that Seaport Global Acquisition intends to file with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding Seaport Global Acquisition’s proposed business combination with Redbox, Seaport Global Acquisition’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of Seaport Global Acquisition and Redbox and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Seaport Global Acquisition or Redbox. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of Seaport Global Acquisition or Redbox is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to Redbox; the amount of redemption requests made by Seaport Global Acquisition’s stockholders; the overall level of consumer demand for Redbox’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Redbox’s customers; Redbox’s ability to implement its business and growth strategy; changes in governmental regulation, Redbox’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Redbox’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; Redbox’s ability to retain and expand customer relationships; competitive pressures from many sources, including those using other distribution channels, having more experience, larger or more appealing inventory, better financing, and better relationships with those in the physical and streaming movie and television industries; developments in the home video distribution market as newer technologies and distribution channels compete for market share, and Redbox experiences a secular decline in the physical rental market; the impact of decreased quantity and quality of movie content availability for physical and digital distribution due to changes in quantity of new releases by studios, movie content failing to appeal to consumers’ tastes, increased focus on digital sales and rentals, and other general industry-related factors; the termination, non-renewal or renegotiation on materially adverse terms of Redbox’s contracts or relationships with one or more of its significant retailers or studios; Redbox’s inability to obtain licenses to digital movie or television content for home entertainment viewing; Redbox’s reliance upon a number of partners to make its digital service available on their devices; unforeseen costs and potential liability in connection with content Redbox acquires, produces, licenses and/or distributes through its service; the impact of the COVID-19 pandemic on Redbox’s business, results of operations and financial condition, its suppliers and customers and on the global economy; the impact that global climate change trends may have on Redbox and its suppliers and customers; Redbox’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Seaport Global Acquisition’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

More information on potential factors that could affect Seaport Global Acquisition’s or Redbox’s financial results is included from time to time in Seaport Global Acquisition’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements that Seaport Global Acquisition intends to file with the SEC in connection with Seaport Global Acquisition’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or Seaport Global Acquisition’s or Redbox’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Seaport Global Acquisition nor Redbox presently know, or that Seaport Global Acquisition and Redbox currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Seaport Global Acquisition’s and Redbox’s expectations, plans or forecasts of future events and views as of the date of this communication. Seaport Global Acquisition and Redbox anticipate that subsequent events and developments will cause their assessments to change. However, while Seaport Global Acquisition and Redbox may elect to update these forward-looking statements at some point in the future, Seaport Global Acquisition and Redbox specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Seaport Global Acquisition’s or Redbox’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.